UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Clifford China Estates Inc.

(Exact name of registrant as specified in charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-52020 (Commission File Number)	90-0201309 (I.R.S. Employer Identification No.)

Suite 1902, 19th Floor Tower II, Kodak House Quarry Bay Hong Kong (Address of Principal Executive Offices)	n/a (Zip Code)

Registrant’s telephone number, including area code: 852-2889-0183

7/F, Chai Wan Industrial City, Phase 2, 70 Wing Tai Road, Cai Wan,

Hong Kong

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2008, the Company entered into an Agreement for Share Exchange (the “Agreement”) with Clifford Manufacturing Co., Ltd. (“Clifford Mfg.”).  Pursuant to the terms of the Agreement, Clifford Mfg. shall acquire 100% ownership of the issued and outstanding capital stock of Parkade International Ltd., a British Virgin Islands Holding Company (“Parkade”), which are currently held by the Company (the “Parkade Shares”). As consideration for the Parkade Shares, Clifford Mfg. shall cause all of the shares held by affiliates of Clifford Mfg to be delivered to the Company, including all such shares of the Company’s common stock, par value $0.001 per share each (“Common Shares”) and all such shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Shares”), held by such affiliates.  The Common Shares and the Series A Preferred Shares are sometimes collectively referred to herein as the “Exchange Shares”.  The delivery of the Parkade Shares to Clifford Mfg. and the Exchange Shares to the Company will be referred to herein as the “Exchange.”  The Exchange shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable law.

ITEM 2.01 COMPLETION OR ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2008, the Company closed the transaction set forth in the Agreement with Clifford Mfg.  Pursuant to the terms of the Agreement, Clifford Mfg. acquired 100% ownership of the issued and outstanding capital stock of Parkade.  In consideration for the Parkade Shares, Clifford Mfg. caused its affiliates to deliver the Exchange Shares to the Company.  The Exchange took place upon the terms and conditions of the Agreement and in accordance with applicable law.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Following the closing of the transaction set forth in the Agreement described above, the Board of Directors of the Company accepted the resignation of Mr. Derek Sun from his position as member of the Board of Directors, as well as all committee, officer and employee positions with the Company.  Mr. Sun does not have any disagreements with the Company and has no claims against the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The Agreement is incorporated by reference and attached hereto as Exhibit 2.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFORD CHINA ESTATES INC.

By:	/s/ Zhi Jian Zeng
Name: Zhi Jian Zeng
Title: CEO

Dated: January 6, 2009